UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 10, 2006

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Executive Compensation

On February 10, 2006, Sky Financial Group, Inc. (“registrant”) paid annual cash incentive compensation to its employees for the fiscal year 2005 under the registrant’s Annual Incentive Compensation Plan. Annual incentive compensation is based on the short-term performance of registrant as measured by certain financial ratios tied to the registrant’s strategic objectives, as further described under the Annual Incentive Compensation heading in the Compensation Committee Report on Executive Compensation section of registrant’s Annual Proxy Statement. The following amounts were paid as annual cash incentive compensation to the registrant’s chief executive officer and its other four most highly compensated executive officers (the “Named Executives”) for 2005:

Name/Title	Incentive Compensation
Marty E. Adams Chairman, President and CEO	$193,863.

Kevin T. Thompson EVP/Chief Financial Officer	$75,000.

Frank J. Koch EVP/Senior Credit Officer	$10,000.

W. Granger Souder, Jr. EVP/General Counsel and Secretary	$55,000.

Les V. Starr EVP/Operations and Information Technology	$41,895.

On February 15, 2006, registrant’s Board of Directors authorized stock option grants and restricted stock awards to certain officers and directors of registrant and its subsidiaries, under the registrant’s 1998 Stock Option Plans, 2002 Stock Option and Stock Appreciation Rights Plan and 2004 Restricted Stock Plan. The grants and awards were effective on February 16, 2006. The forms of Grant and Award Agreements are contained in Part IV, Item 15(b) of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2005. As long-term, stock-based compensation, these grants and awards are intended to align the interests of management with that of registrant’s shareholders. The Named Executives of registrant received the following grants and awards:

Name/Title	Shares of Restricted Stock		Stock Options
Marty E. Adams Chairman, President and CEO	25,500	[1]	42,500	[2]

Kevin T. Thompson EVP/Chief Financial Officer	3,750	[1]	6,250	[3]

Frank J. Koch EVP/Senior Credit Officer	2,625	[1]	4,375	[3]

W. Granger Souder, Jr. EVP/General Counsel and Secretary	2,625	[1]	4,375	[3]

Les V. Starr EVP/Operations and Information Technology	1,750	[1]	8,750	[3]

1Awarded under registrant’s 2004 Restricted Stock Plan.

2Granted under registrant’s 1998 Stock Option Plan for Directors.

3Granted under registrant’s 1998 Stock Option Plan for Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2006

SKY FINANCIAL GROUP, INC.

By:	/s/ W. Granger Souder, Jr.
W. Granger Souder, Jr.
Executive Vice President / General Counsel
and Secretary